Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2018	Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

(10) Income taxes

We compute and apply to ordinary income an estimated annual effective tax rate on a quarterly basis based on current and forecasted business levels and activities, including the mix of domestic and foreign results and enacted tax laws. The estimated annual effective tax rate is updated quarterly based on actual results and updated operating forecasts. Ordinary income refers to income (loss) before income tax expense excluding significant, unusual, or infrequently occurring items. The tax effect of an unusual or infrequently occurring item is recorded in the interim period in which it occurs as a discrete item of tax.

The following tables summarize the provision for income taxes for the six months ended June 30, 2018 and June 30, 2017:

	For the six months ended June 30,

	2018	2017

(Dollars in thousands)
Tax (benefit) expense	$11,379	$1,286
Pretax income (loss)	435,189	(34,325)
Effective tax rates	2.6%	(3.7)%

For the six months ended June 30, 2017, the effective tax rate of (3.7)% differs from the U.S. statutory rate of 35% primarily due to recent losses in the U.S. and Switzerland where we receive no tax benefit due to a full valuation allowance and worldwide earnings from various countries taxed at different rates. The recognition of the valuation allowance does not result in or limit the Company's ability to utilize these tax assets in the future.

For the six months ended June 30, 2018, the effective tax rate of 2.6% differs from the U.S. statutory rate of 21% primarily due to the partial release of a valuation allowance recorded against the deferred tax asset related to U.S. tax attributes and worldwide earnings from various countries taxed at different rates. The recognition of the valuation allowance does not result in or limit the Company's ability to utilize these tax assets in the future.

The tax expense changed from a charge of $1.3 million for the six months ended June 30, 2017 to a tax charge of $11.4 million for the six months ended June 30, 2018. This change is primarily due to the partial release of a valuation allowance recorded against the deferred tax asset related to US tax attributes and shift in the jurisdictional mix of earnings and losses from year to year. Certain jurisdictions shifted from pre-tax losses in the first half of 2017 to pretax earnings in the first half of 2018.

As of June 30, 2018, we had unrecognized tax benefits of $2.5 million, $2.2 million of which, if recognized, would have a favorable impact on our effective tax rate.

We file income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. All U.S. federal tax years prior to 2014 are generally closed by statute or have been audited and settled with the applicable domestic tax authorities. All other jurisdictions are still open to examination beginning after 2011.

As of June 30, 2018, we determined that sufficient positive evidence existed that allowed us to conclude that a full valuation allowance was no longer required to be recorded against the deferred tax assets related to the U.S. tax attributes. This positive evidence was primarily supplied by the Company exiting a cumulative loss period as well as sufficient U.S. forecasted taxable income that would utilize the U.S. tax attributes and thus generate the tax benefit recorded at June 30, 2018. We continue to assess the realization of our deferred tax assets based on determinations of whether it is more likely than not that deferred tax benefits will be realized through the generation of future taxable income. Appropriate consideration is given to all available evidence, both positive and negative, in assessing the need for a valuation allowance. Examples of positive evidence would include a strong earnings history, an event or events that would increase our taxable income through a continued reduction of expenses, and tax planning strategies that would indicate an ability to realize deferred tax assets. In circumstances where the significant positive evidence does not outweigh the negative evidence in regards to whether or not a valuation allowance is required, we have established and maintained valuation allowances on those net deferred tax assets.

Tax Cuts and Jobs Act

On December 22, 2017, the U.S. government enacted the Tax Act, which significantly revised the U.S. corporate income tax system. These changes include a federal statutory rate reduction from 35% to 21%, the elimination or reduction of certain domestic deductions and credits and limitations on the deductibility of interest expense and executive compensation. The Tax Act also transitioned international taxation from a worldwide system to a modified territorial system and includes base erosion prevention measures which have the effect of subjecting certain earnings of our foreign subsidiaries to U.S. taxation as GILTI. In general, these changes were effective beginning in 2018. The Tax Act also includes a one time mandatory deemed repatriation or transition tax on the accumulated previously untaxed foreign earnings of our foreign subsidiaries.

For the fourth quarter of 2017, we were able to reasonably estimate certain Tax Act effects and, therefore, recorded provisional adjustments associated with the deemed repatriation transition tax and remeasurement of certain deferred tax assets and liabilities. As of the second quarter, the previously disclosed provisional amounts continue to be provisional.

We have not made any additional measurement-period adjustments related to the transition tax during 2018, because the Company has not yet completed the calculation of the total post-1986 E&P for these foreign subsidiaries. Further, the transition tax is based in part on the amount of those earnings held in cash and other specified assets. This amount may change when the Company finalizes the calculation of post-1986 foreign E&P previously deferred from U.S. federal taxation and finalize the amounts held in cash or other specified assets. We are continuing to gather additional information to complete our accounting for these items and expect to complete our accounting within the prescribed measurement period.

On August 1, 2018, the U.S. Department of Treasury and the Internal Revenue Service issued proposed regulations under Code section 965. Due to the complexity of the new GILTI tax rules, the Company is continuing to evaluate this provision of the Tax Act and the application of ASC 740. We have included an estimate of the 2018 current GILTI impact in our effective tax rate for the first half of 2018.

(14) Income taxes

The following table summarizes the U.S. and non-U.S. components of income (loss) from continuing operations before provision for income taxes:

	Successor			Predecessor
	For the year ended December 31, 2017	For the year ended December 31, 2016	For the period August 15 through December 31, 2015	For the period January 1 through August 14, 2015

	(Dollars in thousands)
U.S.	$(26,981)	$(44,971)	$(16,827)	$(84,599)
Non-U.S.	30,412	(71,450)	(4,916)	(10,919)

	$3,431	$(116,421)	$(21,743)	$(95,518)

Income tax expense (benefit) consists of the following:

	Successor			Predecessor
	For the year ended December 31, 2017	For the year ended December 31, 2016	For the period August 15 through December 31, 2015	For the period January 1 through August 14, 2015

	(Dollars in thousands)
U.S income taxes:
Current	$(1,066)	$(878)	$(52)	$(20)
Deferred	38	1,152	686	403

	(1,028)	274	634	383

Non-U.S. income taxes:
Current	5,924	5,389	1,566	5,547
Deferred	(15,677)	(13,215)	4,682	522

	(9,753)	(7,826)	6,248	6,069

Total income tax (benefit) expense	$(10,781)	$(7,552)	$6,882	$6,452

The 2017 tax benefit was primarily the result of the release of a valuation allowance reserve set up against GrafTech Switzerland deferred tax assets.

The Tax Act, which was signed into law on December 22, 2017, has resulted in significant changes to the U.S. corporate income tax system. These changes include a federal statutory rate reduction from 35% to 21%, the elimination or reduction of certain domestic deductions and credits and limitations on the deductibility of interest expense and executive compensation. The 2017 Tax Act also transitions international taxation from a worldwide system to a modified territorial system and includes base erosion prevention measures on non-U.S. earnings, which has the effect of subjecting certain earnings of GrafTech's foreign subsidiaries to U.S. taxation as global intangible low-taxed income (GILTI). These changes are effective beginning in 2018. The 2017 Tax Act also includes a one-time mandatory deemed repatriation tax on the accumulated, previously untaxed foreign earnings of GrafTech's foreign subsidiaries. Changes in tax rates and tax laws are accounted for in the period of enactment. Therefore, during the year ended December 31, 2017, GrafTech recorded a charge totaling $54.1 million (including a $52.2 million charge for tax rate reduction, $39.6 million of transition tax, partially offset by $37.7 million of additional foreign tax credit related to the transition tax) related to its current estimate of the impact of the 2017 Tax Act. This increase in the tax charge was predominately offset by a partial release of our valuation allowance established on its U.S. deferred tax assets as a result of current utilization of U.S. net operating loss carryforwards. Therefore, the Tax Act had minimal impact on our 2017 income tax provision.

The net charge recorded as a provisional amount as of December 31, 2017 represents GrafTech's best estimate using information available as of March 1, 2018. GrafTech anticipates U.S. regulatory agencies will issue further regulations during 2018, which may alter this estimate. GrafTech is still evaluating amongst other things, its position with respect to permanent reinvestment of foreign earnings overseas and other related outside basis difference considerations and the amount of tax owed on unremitted earnings by subsidiaries. GrafTech believes its remeasurement of the U.S. deferred tax assets and liabilities is complete, except for changes in estimates that can result from finalizing the filing of our 2017 U.S. income tax return, which are not anticipated to be material, and changes that may be a direct impact of other provisional amounts recorded due to the enactment of the Act. GrafTech will refine its estimates to incorporate new or better information as it becomes available through the filing date of its 2017 U.S income tax returns in the fourth quarter of 2018.

Income tax expense (benefit) differed from the amounts computed by applying the U.S. federal income tax rate of 35% to income before (benefit) expense for income taxes as set forth in the following table:

	Successor			Predecessor
	For the year ended December 31, 2017	For the year ended December 31, 2016	For the period August 15 through December 31, 2015	For the period January 1 through August 14, 2015

	(Dollars in thousands)
Tax at statutory U.S. federal rate	$1,201	$(40,747)	$(7,610)	$(33,431)
Valuation allowance, net	(89,269)	35,091	7,355	21,532
State taxes, net of federal tax benefit	3,437	(2,324)	(697)	(2,005)
Impact of the 2017 Tax Act—transition tax	39,628	—	—	—
Impact of the 2017 Tax Act—tax rate change	52,228	—	—	—
U.S. tax impact of foreign earnings (net foreign tax credits)	1,151	51	139	—
Establishment/resolution of uncertain tax positions	(840)	(513)	64	71
Adjustment for foreign income taxed at different rates	(2,359)	12,738	7,120	11,136
Foreign tax credits	(18,244)	—	—	—
Non-U.S. tax exemptions, holidays and credits	288	(175)	228	(691)
Goodwill impairment/disposal	700	—	—	8,026
Investment in subsidiary impairment deduction	—	(10,114)	—	—
Other	1,299	(1,562)	283	1,814

(Benefit) provision for income taxes	$(10,781)	$(7,552)	$6,882	$6,452

The Company has been granted a tax holiday in Brazil, which expires in 2024. The availability of the tax holiday in Brazil did not have a significant impact on the current tax year.

The tax effects of temporary differences that give rise to significant components of the deferred tax assets and deferred tax liabilities at December 31, 2017, and December 31, 2016 are set forth in the following table:

	As of December 31,

	2017	2016

	(Dollars in thousands)
Deferred tax assets:
Fixed assets	$—	$41,677
Postretirement and other employee benefits	19,392	32,275
Foreign tax credit and other carryforwards	175,229	153,169
Capitalized research and experimental costs	9,417	18,146
Environmental reserves	493	4,237
Inventory	7,933	15,227
Original issue discount	2,603	6,461
Long-term contract option amortization	1,204	2,074
Provision for rationalization charges	502	7,498
Other	1,536	3,391

Total gross deferred tax assets	218,309	284,155
Less: valuation allowance	(150,839)	(244,841)

Total deferred tax assets	67,470	39,314

Deferred tax liabilities:
Fixed assets	$68,098	$47,346
Debt discount amortization / Deferred financing fees	3,191	6,544
Inventory	5,128	3,482
Goodwill and acquired intangibles	—	2,295
Other	2,031	2,751

Total deferred tax liabilities	78,448	62,418

Net deferred tax liability	$(10,978)	$(23,104)

During 2016, an affiliate of Brookfield purchased on the open market in aggregate approximately $53 million of GrafTech's traded senior notes. This related party transaction generated a gain due to the discount at which the senior note was trading. This gain was taxable to GrafTech in 2016 and generated a deferred tax asset for an original issuance discount of approximately $6.5 million. This deferred tax asset was $2.6 million at December 31, 2017.

In November 2015, the FASB issued ASU No. 2015-17, "Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes," which requires deferred tax assets and liabilities, as well as any related valuation allowance, be classified as noncurrent on the balance sheet. As a result, each jurisdiction will only have one net noncurrent deferred tax asset or liability. This ASU did not change the previous requirement that only permits offsetting within a jurisdiction. The new guidance was effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods, with early adoption permitted. We adopted the amendments as of December 31, 2015 on a prospective basis. Adoption resulted in the presentation of all deferred income tax assets as noncurrent deferred income tax assets in our Consolidated Balance Sheet as of December 31, 2015. No prior periods were retrospectively adjusted and the adoption of the amendments had no impact on our consolidated results of operations or cash flows. Net non-current deferred tax assets are separately stated as deferred income taxes in the amount of $19.8 million as of December 31, 2016 and $30.8 million as of December 31, 2017. Net non-current deferred tax liabilities are separately stated as deferred income taxes in the amount of $42.9 million at December 31, 2016 and $41.8 million at December 31, 2017.

We continue to assess the need for valuation allowances against deferred tax assets based on determinations of whether it is more likely than not that deferred tax benefits will be realized through the generation of future taxable income. Appropriate consideration is given to all available evidence, both positive and negative, in assessing the need for a valuation allowance. Examples of positive evidence would include a strong earnings history, an event or events that would increase our taxable income through a continued reduction of expenses, and tax planning strategies that would indicate an ability to realize deferred tax assets. Examples of negative evidence would include cumulative losses in recent years and history of tax attributes expiring unused.

Valuation allowance activity for the years ended December 31, 2015, 2016 and 2017 is as follows:

(Dollars in thousands)

Balance as of December 31, 2015	$165,539
(Credited) / charged to income	78,469
Translation adjustment	583
Changes attributable to movement in underlying assets	250

Balance as of December 31, 2016	$244,841
(Credited) / charged to income	(87,194)
Translation adjustment	207
Changes attributable to movement in underlying assets	(7,015)

Balance as of December 31, 2017	$150,839

GrafTech impaired the fixed assets and announced exiting of certain product lines in our Advanced Graphite Material ("AGM") product group in the Company's second quarter of 2014. During the third quarter of 2014, we announced the conclusion of another phase of our on-going companywide cost savings assessment. This resulted in changes to the Company's operating and management structure in order to streamline, simplify and decentralize the organization. The impairment charges and other rationalization related charges were incurred primarily in the U.S. jurisdiction. As a result, we determined that it was no longer "more likely than not" that we would generate sufficient future U.S. taxable income to realize our deferred tax assets related to U.S. foreign tax credits and state net operating loss carryforwards, as well as our net U.S. deferred tax assets. With the additional significant negative evidence of those losses, the Company recognized a $73.4 million non-cash charge to the Statement of Operations in 2014 to reflect a full valuation allowance against these U.S. deferred income tax assets. Additional non-cash charges were recognized during 2015 and 2016 as a result of no benefit being recorded for U.S. and Switzerland deferred tax assets in 2015 and 2016. The recognition of the valuation allowance does not result in or limit the Company's ability to utilize these tax assets in the future. In the fourth quarter of 2017, with the enactment of the 2017 Tax Act, additional taxable income resulted from un-remitted earnings and profits of foreign subsidiaries. This additional taxable income lead to the current year utilization of the U.S. net operating loss carryforward and a partial release of the valuation allowance against the U.S. deferred tax assets. The valuation allowance was further reduced by the U.S. tax rate decrease from 35% to 21% as a result of the newly enacted 2017 Tax Act. The recognition of the valuation allowance does not result in or limit the Company's ability to utilize these tax assets in the future.

In March of 2017, $19.5 million of foreign tax credit expired. During the fourth quarter of 2017, we increased our foreign tax credit carryforward by $37.7 million, as a result of additional foreign taxable income derived in connections with the new U.S. tax legislation that was enacted on December 22, 2017. Thus, we have a total foreign tax credit carryforward of $37.9 million as of December 31, 2017, for which a full valuation allowance is recorded. These tax credit carryforwards begin to expire as of March 15, 2025. In addition, we have a federal net operating loss carryforward of $388.8 million and state net operating losses carryforwards of $263.1 million, which can be carried forward from 5 to 20 years. These net operating losses carryforwards generate a deferred tax asset of $101.9 million as of December 31, 2017. We also have U.S. non-net operating loss related deferred tax assets of $3.7 million as of December 31, 2017. The federal net operating loss carryforward and foreign tax credit utilization will be limited by IRC §382 and §383, respectively.

We have assessed the need for valuation allowances against these deferred tax assets based on determinations of whether it is more likely than not that deferred tax benefits will be realized through the generation of future taxable income. Appropriate consideration is given to all available evidence, both positive and negative, in assessing the need for a valuation allowance, including existing level of profitability and recently available projections of future taxable income, which are comparable with current year results. During the fourth quarter of 2017, GrafTech Switzerland moved from a cumulative loss position to a cumulative profit position, as well as a current year utilization of its net operating loss carryforward. This positive evidence and utilization has led to a full release of the valuation allowance against the GrafTech Switzerland deferred tax asset.

Based upon the levels of historical federal and state taxable income and projections of future federal and state taxable income over the periods during which the carryforwards can be utilized, we do not believe it is more likely than not that we will realize the tax benefits of the U.S. deferred tax assets. Until we determine that we will generate sufficient jurisdictional taxable income to realize our net operating losses and deferred tax assets, these assets will continue to be fully reserved.

We have non-U.S. loss and tax credit carryforwards on a gross tax effected basis of $34.5 million, which can be carried forward from 7 years to indefinitely.

As of December 31, 2017, we had unrecognized tax benefits of $2.5 million, $2.2 million of which, if recognized, would have a favorable impact on our effective tax rate. We have elected to report interest and penalties related to uncertain tax positions as income tax expense. Accrued interest and penalties were $0.7 million as of December 31, 2015 (an increase of $0.2 million), $0.8 million as of December 31, 2016 (an increase of $0.1 million) and $0.8 million as of December 31, 2017 (an increase of $0.0 million). A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(Dollars in thousands)

Balance as of December 31, 2015	$3,921
Lapse of statutes of limitations	(603)
Foreign currency impact	20

Balance as of December 31, 2016	$3,338
Additions for tax positions of prior years	114
Lapse of statutes of limitations	(989)
Foreign currency impact	29

Balance as of December 31, 2017	$2,492

It is reasonably possible that a reduction of unrecognized tax benefits of up to $0.4 million may occur within 12 months due to settlements and the expiration of statutes of limitation.

We file income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. All U.S. federal tax years prior to 2014 are generally closed by statute or have been audited and settled with the applicable domestic tax authorities. All other jurisdictions are still open to examination beginning after 2011.

The Company has not provided for U.S. income taxes or foreign withholding taxes on the differences between the financial reporting basis in our foreign investments, and the tax basis in such investments, estimated to be $283.7 million, which are considered to be permanently reinvested as of December 31, 2017. Any outside basis difference would be taxable upon the sale or liquidation of the foreign subsidiaries, or upon the remittance of dividends. The measurement of the unrecognized U.S. income taxes, if any, that may be associated with these outside basis differences, is not practicable.